Exhibit 10.6
CONFIDENTIAL PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR SUCH PORTIONS. ASTERISKS DENOTE OMISSIONS.
March 16, 2009
James E. Harris
Senior Vice-President and Chief Financial Officer
Coca-Cola Bottling Co. Consolidated
4100 Coca-Cola Plaza
Charlotte, NC 28211
Re: Incidence Pricing Agreement Dear Jamie:
This letter confirms our plans to enter into an incidence pricing program with Coca-Cola Bottling Co. Consolidated (“Bottler”) starting in 2009 (the “Program”) for the Term defined below. The Program described below will apply only to concentrate that the Bottler purchases from CCNA for the “Brands” listed in Attachment A for ultimate resale as finished goods to your customers who resell the finished goods directly or indirectly to retailers and consumers who are located in the respective authorized territories for the Brands, as permitted in the respective agreements between CCNA and the Bottler for the Brands (“Covered Sales”). The Program described below will not apply to concentrate that the Bottler purchases from CCNA that is used to manufacture finished goods for resale to CCNA or to authorized Coca-Cola bottlers that are not owned and controlled by the Bottler (“Excluded Sales”).
1.	The Brands will include the following CCNA beverages:
•	All Sparkling beverages (e.g., Coca-Cola classic, diet Coke, Sprite, etc.)

•	Nestea (Coldfill only) and Minute Maid Adult Refreshment (Coldfill only)
2.
The Program shall be for a minimum of two years beginning on January 1, 2009, and shall end on December 31, 2010, unless terminated earlier by either party as permitted herein (the “Term”). Either party may terminate the Program effective at the end of any calendar year (i.e., on December 31) by giving not less than fifteen (15) days written notice to the other party prior to the end of such calendar year. In addition, Bottler may terminate this Agreement pursuant to paragraph 5.e below.

3.
During the Term, both parties temporarily waive the pricing provisions, including “most favored nations” provisions relating to pricing, if any, for each of the Brands listed in Attachment A that are contained in the agreements between them for those Brands (the “Existing Contracts”), and both parties agree that the pricing for the Brands shall be governed by this Agreement during the Term. In agreeing to this waiver, the parties acknowledge that Bottler is relying on the fact that CCNA has offered this Program to all Coca-Cola bottlers in the United States in substantially the same form and using substantially the same methodology as stated in this Agreement.

Classified — Confidential

If CCNA offers a materially different incidence pricing program to any bottler, CCNA will either make such program available to Bottler or allow Bottler the option to terminate this Program effective at the end of the next calendar quarter by giving not less than thirty days written notice to CCNA. However, the parties acknowledge that Other Participating Bottlers (as defined below) will have different Incidence Rates and that such differences shall not be deemed a material difference in incidence pricing programs. CCNA will continue to publish prices for the Brands in accordance with the terms of the Existing Contracts, but such published prices shall be informational only and shall not apply during the Term, unless this Agreement is terminated early as permitted herein.

4.
During the Term, CCNA will bill Bottler for concentrate at the standard billing prices (“SBPs”) by Brand category that are communicated by CCNA to Bottler. The SBPs for 2009 are set forth in Attachment A. SBP pricing will change once a year: at the end of each Program year, CCNA shall be free to change the SBPs for the next year by giving 30 days notice to Bottler. This is a billing price and does not reflect the incidence price (see Paragraph 5 below), CCNA shall charge the same SBPs to every bottler that elects to participate in an incidence pricing program substantially similar to this Program during the Term (“Other Participating Bottlers”), before taking account of any funding that Bottler or Other Participating Bottlers may elect to net pursuant to paragraph 5.h below.

5.
Within 15 days after the end of each calendar quarter, i.e., March 31, June 30, September 30, and December 31, CCNA will calculate an effective “Incidence Pricing Revenue” (“IPR”) for each category, as follows.

a.
The Bottler will calculate its Dead Net Net Selling Income (“DNNSI”) during the preceding quarter for Covered Sales of each Brand and multiply the DNNSI by the “Incidence Rate” for that Brand to yield an IPR for each Brand. The sum of these IPRs is the Total IPR for that quarter.

b.
“DNNSI” is defined in as “Revenue less CMA/CTM/Rebates”. During the Program, the Bottler will use the same process to calculate DNNSI for all of the quarters of the program. Bottler will not alter the process or definition of DNNSI during the Program. For auditing purposes, Bottler will provide copies (hard or electronic) of the results of their sales systems (e.g., Margin Minder) to CCNA.

c.	The starting Incidence Rate for the Brands shall be defined and calculated as set forth on Attachment B. Each bottler will have its own Incidence Rate, and this rate may vary across bottlers.

d.
At the end of each year of the Program, CCNA will review and potentially adjust Bottler’s Incidence Rate for the next year of the Program with the Bottler. CCNA will give not less than forty-five (45) days written notice of any changes to the Incidence Rate. For Bottlers that are governed by the Bottler’s Bottle Contract, the potential adjustment in the Sparkling Incidence Rate will have a yearly cap, starting with the Incidence Rate for 2010, that is based upon CPI. Attachment D illustrates how Bottler and CCNA have agreed that the yearly cap on the maximum possible change in the Incidence Rate will be calculated.

Classified — Confidential

e.
In addition to the annual review of the Incidence Rate described in the preceding paragraph 5.d, CCNA may change the Incidence Rate at any time by giving not less than 90 days prior written notice to Bottler, subject to the yearly cap described in paragraph 5.d, if applicable. Should CCNA give notice of its intent to change the Incidence Rate pursuant to this paragraph 5.e, Bottler shall have the right to terminate this Program by giving written notice to CCNA not less than 15 days prior to the date the change in Incidence Rate is scheduled to take effect.

f.
In order to help inform the calculations and decisions for paragraphs 5.d and 5.e above, the Bottler and CCNA may mutually elect and agree to share yearly category P&L information to the Operating Income level with each other. Based upon this information, CCNA may use a variety of economic indicators such as Bottler Revenue Growth, GP margin, OI margin, and ROIC to inform, but not prescribe, potential adjustments to the Incidence Rate (e.g., keep IR same, increase IR, or decrease IR) for each of the Brands stated in section 1.

g.
If CCNA should add or change the formula or sweetener system for any Brand during the Term, CCNA and the bottler will mutually determine whether to include the affected Brand in the Program or whether to exclude the affected Brand and price it pursuant to the Existing Contracts.

h.
At the Bottler’s option, base funding and contractually mandated funding as described in Existing Contracts and in your annual agreement with CCNA, if any, may be netted against the Incidence Rate (thus lowering the rate) and/or deducted from the SBP, as illustrated in Attachment A. In addition, at the Bottler’s option, sales of the Brands to customers in the full service vending channel may be excluded from Covered Sales. If Bottler elects either of these options, Bottler’s election will be set forth in Attachment A and may not be changed except by mutual consent.

6.
Not later than two weeks before the end of each calendar quarter, the Bottler shall provide CCNA with its volume and DNNSI calculations under paragraph 5 above for approximately the first eleven weeks of the quarter together with such underlying details as reasonably requested by CCNA. As soon as practicable after the end of the quarter, the Bottler will update these numbers for the full quarter. The Bottler and CCNA shall then reconcile the amounts actually paid to CCNA for concentrate billed at the SBP for each Brand during the quarter (the “Total Standard Pricing Revenue” or “Total SPR”), against the Total IPR calculated above for that quarter. If the Total SPR is less than the Total IPR, the Bottler shall pay the difference to CCNA no later than 30 days after the end of the quarter. Similarly, if the Total SPR is more than the Total IPR, CCNA shall pay the difference to the Bottler no later than 30 days after the end of the quarter.

7.	Both parties shall be entitled to review the other’s calculations and all relevant underlying records upon written request.

8.	Within two weeks of the end of every quarter, the Bottler will provide CCNA package level data for volume, gross revenue, and CTM/CMA/Rebates for all of the Brands covered in the Program.
Classified — Confidential

9.
The Bottler will make changes as needed to the views in its Route Settlement System (e.g., Margin Minder or other mutually agreeable system) to reflect the effective COGS under this Program, and will use reasonable efforts to ensure that its key decision makers will have access to the incidence pricing view in Margin Minder or other system, or make such other changes that may be reasonably required in order to ensure that Bottler employees with financial decision-making responsibility have access to Bottler’s effective COGS under this Program when making decisions in the performance of their duties.

10.	The parties will meet on a timely basis to jointly develop a mutually agreeable reporting and review process.

11.
Bottler will share with CCNA in a timely fashion its annual and quarterly forecasting information for the average prices it expects to charge for each of the Brands by package, to the extent that Bottler maintains such information in the ordinary course of its business.

12.
The purpose of this Program is to determine the feasibility and effectiveness of implementing an alternative pricing system. Characteristics of this Program may or may not be extended past the end of the Program specified in Section 2, and any such extensions must be by mutual agreement.

13.	Attached as Attachment C is a form of Confidentiality Agreement that shall govern this Agreement and the information shared between the parties pursuant to this Agreement.

14.
Rights of Reversion. If either Bottler or CCNA terminates this agreement as permitted in paragraphs 2 and 5.e above, the parties will reconcile Total SPR against Total IPR as provided in paragraph 6 through the end of the Term. Beginning on the first day of the quarter following the expiration or termination of this Agreement, CCNA will resume charging prices to Bottler for the Brands in accordance with the terms of the Existing Contracts, Nothing in this Agreement shall be deemed to modify, change or amend the interpretation of the Existing Contracts or the parties’ respective rights and obligations thereunder following termination or expiration of this Agreement.

If this letter accurately sets forth our understanding and agreement, please sign below and return one copy to me for our files.
Sincerely,
/s/ Alan Rabb
Alan Rabb
Vice President, Bottler Sales and Marketing
Coca-Cola North America
Classified — Confidential

AGREED this 25th day of March, 2009:
Coca-Cola Bottling Co. Consolidated

By:	/s/ James E. Harris
	Printed Name:	James E. Harris
	Title:	Chief Financial Officer

cc:

Classified — Confidential

ATTACHMENT A:
Incidence Pricing 2009 CCNA-Consolidated Sparkling Billing Price

D
A	B	C	SBP
Lookup		EQ	1/1/09
Code	Brand	Throw	$/Gal
1	COCA-COLA CLASSIC	[***]	$	[***]
2	CF Coca-Cola CLASSIC	[***]	$	[***]
3	VANILLA COKE	[***]	$	[***]
4	CHERRY COKE	[***]	$	[***]
5	DIET COKE	[***]	$	[***]
6	CF DIET COKE	[***]	$	[***]
7	COKE ZERO	[***]	$	[***]
8	dKO w/Splenda	[***]	$	[***]
9	DIET COKE with LIME	[***]	$	[***]
10	DIET VANILLA COKE	[***]	$	[***]
11	DIET CHERRY COKE	[***]	$	[***]
12	Cherry Zero	[***]	$	[***]
13	Vanilla Zero	[***]	$	[***]
14	Diet KO Plus	[***]	$	[***]
15	TAB	[***]	$	[***]
16	BARQS Root Beer	[***]	$	[***]
17	CARVERS GINGER ALE	[***]	$	[***]
18	Barqs DELAWARE PUNCH	[***]	$	[***]
19	BARQS Diet Root Beer	[***]	$	[***]
20	DIET SPRITE	[***]	$	[***]
21	FANTA Orange/Flavors	[***]	$	[***]
22	FANTA ZERO	[***]	$	[***]
23	FRESCA	[***]	$	[***]
24	MELLO YELLO	[***]	$	[***]
25	PIBB XTRA	[***]	$	[***]
26	NORTHERN NECK GINGER	[***]	$	[***]
27	Diet Northern Neck	[***]	$	[***]
28	RED FLASH	[***]	$	[***]
29	SEAGRAMS GINGER ALES	[***]	$	[***]
30	SEAGRAMS DT GINGER ALE/DT RASP	[***]	$	[***]
31	SEAGRAMS CLUB SODA	[***]	$	[***]
32	SEAGRAMS TONIC WATER	[***]	$	[***]
33	SEAGRAMS DIET TONIC WATER	[***]	$	[***]
34	SEAGRAMS SELTZERS	[***]	$	[***]
35	PIBB ZERO	[***]	$	[***]
36	SPRITE	[***]	$	[***]
37	VAULT/VAULT Red Blitz	[***]	$	[***]
38	VAULT ZERO	[***]	$	[***]

A-1

Classified — Confidential

D
A	B	C	SBP
Lookup		EQ	1/1/09
Code	Brand	Throw	$/Gal
39	Nestea Sweet Lemon	[***]	$	[***]
40	Diet Nestea	[***]	$	[***]
41	MMAR	[***]	$	[***]
42	MMAR Lights	[***]	$	[***]

***	This information has been omitted and filed separately with the commission. Confidential treatment has been requested for such information.

A-2

Classified — Confidential

ATTACHMENT B
Incidence Rate
The Incidence Rate is [***]% which was the agreed upon rate between CCNA Sparkling Finance and Coca-Cola Bottling Co. Consolidated which took into account multiple business factors and was reached in December of 2008.

***	This information has been omitted and filed separately with the commission. Confidential treatment has been requested for such information.

B-1

Classified — Confidential

ATTACHMENT C
Confidentiality Agreement

Classified — Confidential

CONFIDENTIALITY AGREEMENT
     THIS CONFIDENTIALITY AGREEMENT is made and entered into as of the 6th day of February, 2009, by and between (BOTTLER) and THE COCA-COLA COMPANY, by and through its Coca-Cola North America division (“KO”), under the following circumstances:
     A. KO has requested that BOTTLER allow KO access to certain of BOTTLER’S nonpublic information concerning sales of beverages by BOTTLER. This information will include (without limitation) the identity of individual accounts and will show all products sold under license from KO, sales volume, invoice prices, allowances and discounts. The information described in the preceding sentence is referred to in this Agreement as the “Confidential Information.”
     B. BOTTLER is willing to and agrees to allow certain KO employees (“KO Employees”) to have such access to the Confidential Information, provided that KO agrees to the restrictions on the use and disclosure of the Confidential Information as provided in this Agreement.
     NOW THEREFORE, in consideration of the foregoing and for other good and valuable legal consideration, the parties agree as follows:
     1. Non-disclosure. KO will use the Confidential Information only for the internal purposes of KO, and, except as permitted by this Agreement, shall make no disclosure whatsoever of any Confidential Information.
     2. Restricted Access. KO will restrict access to the Confidential Information only to KO Employees meeting all of the following criteria: (a) the KO Employee has a need to know this information; (b) the KO Employee has been approved by an authorized KO official (i.e., above Director level) to have access to the Confidential Information.
     3. No Warranty. The Confidential Information to which KO is being allowed access is prepared in the ordinary business operations of BOTTLER and is believed to reflect correctly the records of BOTTLER and its affiliates at the date it is entered into the data system, but any express or implied warranty that the Confidential Information is accurate or complete is specifically disclaimed by BOTTLER. BOTTLER shall have no liability to KO for KO’s use of or reliance on the Confidential Information.
     4. Exclusions from Confidential Information. The following information shall not be considered as “Confidential Information” under this Agreement:
          (a) Information which is, or subsequently may become, generally available to the public as a matter of record through no fault of KO;
          (b) Information which KO can show was previously known to it as a matter of record at the time of receipt;
          (c) Information which may subsequently be obtained from a third party (i) who received the information lawfully and from a disclosing party who was under no duty to

Classified — Confidential

keep such information confidential; and (ii) who obtained the information through no fault of KO;
          (d) Information which may subsequently be developed by KO independently of any disclosure of Confidential Information from BOTTLER hereunder;
          (e) Information which is required to be disclosed pursuant to the requirement of a government agency or by operation of law, subsequent to prior consultation with BOTTLER’S legal counsel;
          (f) Information which is or becomes more than ten years old from the date it was first provided to KO or the BOTTLER.
     5. Legal Process. KO agrees to notify BOTTLER immediately if either becomes subject to legal process compelling them to disclose Confidential Information, so that BOTTLER may seek a protective order or other appropriate remedy. If legally compelled to disclose the Confidential Information, KO agrees that it will furnish only that portion of the Confidential Information which is legally required to be disclosed.
     6. Termination, Either party may terminate this Agreement for any reason by giving not less than ninety (90) days prior written notice.
     7. Effect on Other Agreements, Nothing in this Agreement shall be deemed to modify, amend or waive any rights either party may have under any bottling or distribution agreement between the parties,
          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

Bottler		THE COCA-COLA COMPANY by and through its Coca-Cola North America division

By:	/s/ James E. Harris
	Authorized Signing Officer	By:

Authorized Signing Officer

Classified — Confidential

ATTACHMENT D
Yearly Sparkling Incidence Rate Amended Cap Calculation
(where applicable)

D-1

Classified — Confidential